Tier

Tier Technologies
First Quarter FY2011 Results
Earnings Call Charts

February 8, 2011

Legal Notice

Forward Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, transaction growth, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including but not limited to: general economic conditions, which affect Tier's financial results in all our markets, which we refer to as "verticals", particularly federal, state and local income tax and property tax verticals; effectiveness and performance of our systems, payment processing platforms and operational infrastructure; our ability to grow EPS revenue while keeping costs relatively fixed; the potential loss of funding by clients, including due to government budget shortfalls or revisions to mandated statutes; the timing, initiation, completion, renewal, extension or early termination of client projects; our ability to realize revenues from our business development opportunities; the impact of governmental investigations or litigation; and unanticipated claims as a result of project performance, including due to the failure of software providers or subcontractors to satisfactorily complete engagements; and other risks and uncertainties described and referred to under the "Risk Factors" section of our quarterly report on Form 10-Q for the period ended December 31, 2010, filed with the SEC and other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

Important Information

Tier plans to file with the Securities and Exchange Commission and mail to its stockholders a proxy statement relating to its 2011 Annual Meeting of Stockholders. The proxy statement will contain important information about Tier and the matters to be acted upon at the meeting. Investors and security holders are urged to read the proxy statement carefully when it is available. Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Tier through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from Tier by contacting Tier Technologies, Inc., attention Corporate Secretary Keith Omsberg, 11130 Sunrise Valley Drive, Suite 300, Reston, Virginia, 20191, telephone: (571) 382-1000. Tier, and its directors and executive officers may be deemed to be participants in the solicitation of Tier's security holders in connection with its 2011 Annual Meeting of Stockholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Tier's Annual Report on Form 10-K for the fiscal year ended September 30, 2010, as amended by Amendment No. 1 to the Form 10-K, which is on file with the SEC, as well as its upcoming proxy statement for the 2011 Annual Meeting (when available). Tier's current directors and executive officers are named in Tier's Annual Report on Form 10-K for the fiscal year ended September 30, 2010, as amended. Stockholdings of directors and executive officers have been reported in Tier's Annual Report on Form 10-K for the fiscal year ended September 30, 2010, as amended, and to the extent those reported numbers have changed, have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 or Form 5 filed with the SEC.

Definitions of Non-GAAP Terms

- EPS Gross Revenue - revenue from Continuing Operations less revenue from our Wind-down operations
- EPS Net Revenue - revenue from Continuing Operations less revenue from our Wind-down operations, discount fees, processing and interchange costs
- Adjusted EBITDA from Continuing Operations - net income from Continuing Operations before interest expense net of interest income, income taxes, depreciation and amortization and stock-based compensation in both equity and cash
- Adjusted EBITDA from EPS Operations - net income from our EPS business before interest expense net of interest income, income taxes, depreciation and amortization attributable to our EPS business and stock-based compensation in both equity and cash

Computation of EPS Net Revenue

	Q1 FY 2011	Q1 FY2010	$ Change	% Change
Revenue	$32,970	$32,768	$202	0.6%
Less Wind-down Revenue	493	848	(355)	(41.9)%
EPS Gross Revenue	32,477	31,920	557	1.7%
Less EPS Discount Fees	23,319	22,348	971	4.3%
EPS Net Revenue	**$9,158**	**$9,572**	**$(414)**	**(4.3)%**

Dollars in thousands.

Components of Adjusted EBITDA from Continuing Operations

	Continuing Operations			EPS			Wind-Down		
	Q1 FY11	Q1 FY10	Change	Q1 FY11	Q1 FY10	Change	Q1 FY10	Q1 FY10	Change
Net (Loss) Income from Continuing Operations	$(1,097)	$(721)	$(376)	$(1,551)	$(930)	$(621)	$454	$209	$245
Adjustments:									
Depreciation/Amortization	1,758	1,608	150	1,758	1,335	423	-	273	(273)
Stock/Cash Based Comp	587	507	80	587	507	80	-	-	-
Taxes	1	-	1	1	-	1	-	-	-
Less:									
Interest Income, net	37	139	(102)	37	139	(102)	-	-	-
Adjusted EBITDA	**$1,212**	**$1,255**	**$(43)**	**$758**	**$773**	**$(15)**	**$454**	**$482**	**$(28)**

Dollars in thousands.

Tier

EPS Revenue and Transaction Trends



$140,000
120,000
100,000
80,000
60,000
40,000
20,000
00
Revenue (thousands)
20,000
15,000
10,000
5,000
0
Transactions (thousands)
Revenue
Transactions
2,341
4,203
5,894
8,059
10,286
14,871
18,715
21,000
40,669
56,452
78,578
99,433
117,072
123,233
127,223
FY2004
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011

Tier Internal Data.

Tier

Consolidated Statement of Operations

	3 Months Ended Dec 31, 2010	3 Months Ended Dec 31, 2009
Revenues	**$32,970**	**$32,768**
Costs and expenses:		
Direct costs	24,870	24,092
General and administrative	5,925	6,327
Selling and marketing	1,550	1,601
Depreciation and amortization	1,758	1,608
Total costs and expenses	**34,103**	**33,628**
Loss from continuing operations before other income and income taxes	(1,133)	(860)
Other income:		
Interest income, net	37	127
Gain on investments	—	12
Total other income	**37**	**139**
Loss from continuing operations before income taxes	(1,096)	(721)
Income tax provision	1	—
Loss from continuing operations	**(1,097)**	**(721)**
Gain (loss) from discontinued operations, net	2	(54)
Net loss	**($1,095)**	**($775)**
Loss per share—Basic and diluted:		
From continuing operations	($0.06)	($0.04)
From discontinued operations	—	—
Loss per share—Basic and diluted	**($0.06)**	**($0.04)**
Weighted average common shares used in computing:		
Basic and diluted loss per share	18,200	18,156

In thousands, except per share data.

Tier

Consolidated Balance Sheets

	Dec 31, 2010	Sep 30, 2010
ASSETS:		
Current assets:		
Cash and cash equivalents	$66,177	$45,757
Investments in marketable securities	6,326	9,249
Restricted investments	—	1,211
Accounts receivable, net	4,730	4,883
Settlements receivable, net	16,889	9,256
Prepaid expenses and other current assets	1,294	1,407
Total current assets	95,526	69,963
Property, equipment and software, net	12,197	12,032
Goodwill	17,401	17,281
Other intangible assets, net	6,619	7,477
Restricted investments	6,000	6,000
Other assets	165	172
Total assets	$127,908	$113,025
LIABILITIES AND SHAREHOLDERS' EQUITY:		
Current liabilities:		
Accounts payable	$460	$1,059
Settlements payable	24,014	10,716
Accrued compensation liabilities	2,879	4,261
Accrued discount fees	9,758	4,624
Other accrued liabilities	2,208	2,719
Deferred income	524	559
Total current liabilities	$39,842	$23,936
Other liabilities:		
Deferred rent	1,376	1,257
Other liabilities	789	596
Total other liabilities	$2,165	$1,853
Total liabilities	$41,107	$25,789
Contingencies and commitments		
Shareholders' equity:		
Preferred stock, no par value; authorized shares: 4,579; no shares issued and outstanding	—	—
Common stock and paid-in capital; shares authorized: 44,260; shares issued: 20,757 and 20,706; shares outstanding: 18,221 and 18,170	194,279	193,620
Treasury stock—at cost, 2,536 shares	(21,020)	(21,020)
Accumulated other comprehensive loss	—	(1)
Accumulated deficit	(86,458)	(85,363)
Total shareholders' equity	$86,801	$87,236
Total liabilities and shareholders' equity	$127,908	$113,025

Dollars in thousands.

Tier

Cash Available to Tier at December 31, 2010
(before considering the capital requirements of the business)

Current assets – cash and cash equivalents at Dec. 31, 2010		**$56,177**
Current assets – investments in marketable securities at Dec. 31, 2010		6,326
Changes to current assets anticipated in connection with settlements occurring within one week of Dec. 31, 2010:		
Collection on settlements receivable	$ 16,999	
Payment of settlements payable	(24,014)	
Payment of accrued discount fees	(8,758)	
Sub-total		**(15,773)**
Cash reserved for use in connection with the completion of the tender offer		(10,000)
Total cash available at Dec. 31, 2010 (before considering the capital requirements of the business)		**$36,730**

Dollars in thousands.

The Bill Payment Market Accounts for About Half of All Personal Consumption in the U.S.

Personal Consumption Expenditures[1]
$9.9 Trillion

Bill Payment[2]	Retail Purchases
$4.47 Trillion	$5.43 Trillion
(45.2% of total)	(54.8% of total)
(68% Cash and Check)	(48% Cash and Check)

[1] Bureau of Economic Analysis, April, 2009. [2] Visa, Inc. and U.S. Census Bureau.

Consumers Prefer the Biller Direct Model


U.S. Consumer Bill Payment Mix (%)
0%
4%
10%
14%
15%
23%
34%
1%
3%
10%
15%
14%
24%
33%
1%
3%
10%
15%
14%
25%
32%
1%
3%
10%
15%
13%
26%
31%
2010
2011e
2012e
2013e
Mobile (biller+bank)
Phone
Direct Debit
Bank Site (inc. recurring)
In-Person
Biller Site (incl. recurring)/Biller Direct
Mail

Source: AITE 2010, columns may not add to 100% due to rounding.

Vertical Market Focus



Payment Processing Services
Data Import/Export Services
Transaction Reporting Services
State & Local Gov Tax Payments
IRS/Federal Gov Tax Payments
Higher Education Tuition and Fee Payments
K-12 Meal and Fee Payments
State & Local Courts and Citations
Motor Vehicle Registration and Payments
Utility Payments
Apartment Rental Payments
EPS Core Payment Services

Vertical	Revenue Contribution 12 months Ended 12/31/07	12/31/10	CAGR**
Federal	33.5%	20.6%	(9.3)%
State and Local	9.0	8.8	5.6
Real Property Tax	34.4	32.0	4.0
Utility	5.2	14.6	50.2
Education	7.9	**14.0**	29.2
Other	10.0	10.0	6.7
Total	**100.0%**	**100.0%**	**6.6%**

**CAGR 01/01/07 – 12/31/10

Tier

Tier Today - Market Leader

- US Internal Revenue Service
- 27 states and the District of Columbia
- 4,600 municipalities in all 50 states
  - 450+ utility clients
  - 450+ court clients
- 350+ colleges and universities


Higher Education
Utility Clients
States
Local clients in all 50 states + DC

Tier

New Official Payments Website: Build Direct Relationships

- 1Q FY2011 vs. 4Q FY2010:
  - My Account registrations +182,000 to 2.2 million
  - Opt-in registrations +63,000 to 1.1 million
  - Page views: 28.2 million +12% vs. 4Q FY10
  - Unique visits: 2.1 million +11% vs. 4Q FY10


OFFICIAL PAYMENTS
My Account
Make A Payment, Make It Official.
FEDERAL IRS PAYMENTS
STATE PAYMENTS
LOCAL PAYMENTS
EDUCATION PAYMENTS
What's New
Pay Now or Schedule for Later